UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Superior Uniform Group, Inc.

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Superior Uniform Group, Inc.

10055 Seminole Boulevard

Seminole, FL 33772-0002

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 5, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of SUPERIOR UNIFORM GROUP, INC., (the “Company”) will be held at the offices of the Company, 10055 Seminole Boulevard, Seminole, Florida, on May 5, 2006 at 10 A.M. (Local Time) for the following purposes:

1.	To elect nine Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected or appointed and qualified;

2.	To ratify the appointment of Grant Thornton LLP as independent auditors for the year 2006; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 15, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Seminole, Florida, March 31, 2006	RICHARD T. DAWSON Secretary

IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THIS MEETING PLEASE MARK,

DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT

PROMPTLY. THANK YOU.

SUPERIOR UNIFORM GROUP, INC.

10055 Seminole Boulevard

Seminole, Florida 33772

PROXY STATEMENT FOR 2006

ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished by the Board of Directors of Superior Uniform Group, Inc. (the “Company”) in connection with the solicitation of proxies to be voted at the Company’s 2006 Annual Meeting of Shareholders, which will be held at 10:00 a.m. Local Time on May 5, 2006 at the offices of the Company, 10055 Seminole Boulevard, Seminole, Florida (the “Meeting”).

Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Secretary of the Company, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors. Shares that are not voted, either by casting a ballot in person or by returning a signed proxy, by the shareholders or brokers entitled to vote them, or through abstention, will not be considered in the final tabulation.

The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy is intended to be first mailed to shareholders is March 31, 2006.

The close of business on March 15, 2006 (the “Record Date”) has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of March 3, 2006, 7,153,054 shares of the Company’s common stock, par value $.001 per share, (the “Common Stock”) were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on the Record Date for the Meeting on all matters that come before the Meeting.

The Company’s Bylaws provide that the holders of a majority of the issued and outstanding shares of common stock outstanding on the Record Date must be present or represented at the Meeting in order to have a quorum for the transaction of business. Abstentions (votes “withheld”) will be counted as present for purposes of determining the presence of a quorum. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). If a quorum is present and voting, the nine nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Abstentions and broker non-votes will not affect the outcome of the vote on such proposal.

ELECTION OF DIRECTORS (Proposal 1)

The Bylaws of the Company set the size of the Board of Directors at not less than three nor more than nine. The Board of Directors currently consists of nine members. Directors hold their positions until the Meeting at which time the term expires, after their respective successors are elected and qualified.

The Board of Directors recommends that nine Directors be elected at the Meeting to hold office until the Company’s annual meeting in 2007 and until their successors shall be duly elected and qualified or until their earlier resignation, removal from office or death. The persons designated as nominees for election as director are Gerald M.

Benstock, Michael Benstock, Alan D. Schwartz, Peter Benstock, Manuel Gaetan, Ph.D., Sidney Kirschner, Robin Hensley, Paul Mellini and Arthur Wiener, to serve the term described above. See “Management - Directors and Executive Officers” and “Certain Transactions” for further information on such nominees. In the event any of the nominees should be unable to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

Shareholders may vote for up to nine nominees and the nine nominees receiving the highest number of votes shall be elected. Shareholders may not vote cumulatively in the election of Directors.

The Board of Directors recommends a vote “FOR” each of the nominees.

MANAGEMENT

Directors and Executive Officers

The following table sets forth the names and ages of the Directors and executive officers and the positions they hold with the Company. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position
Gerald M. Benstock	75	Chairman, Director and Chairman of the Executive Committee.
Michael Benstock	50	Chief Executive Officer, Director and a member of the Executive Committee.
Alan D. Schwartz	55	President, Director and a member of the Executive Committee.
Peter Benstock	44	Executive Vice President, Director and a member of the Executive Committee.
Manuel Gaetan, Ph.D.	68	Director and a member of the Ethics and Corporate Governance* and the Nominating Committees.
Sidney Kirschner	71	Director and a member of the Audit, Ethics and Corporate Governance, Nominating and Compensation* Committees.
Robin M. Hensley	49	Director and a member of the Audit* Committee.
Paul Mellini	53	Director and member of the Audit, Nominating* and Compensation Committees.
Arthur Wiener	68	Director and a member of the Audit, Nominating and Compensation Committees.
Andrew D. Demott, Jr.	42	Senior Vice President, Treasurer, and Chief Financial Officer.
Richard T. Dawson	60	Vice President, General Counsel and Secretary

*	Chairman of the Committee

Gerald M. Benstock is the Chairman of the Board of Directors. Mr. Benstock has served in this position for more than the past 5 years. Prior to October 24, 2003, he also served as Chief Executive Officer. Prior to May 1, 1992, Mr. Benstock served as President of the Company. Mr. Benstock also has served as a Director of the Company since 1951.

Michael Benstock has served as Chief Executive Officer of the Company since October 24, 2003. Mr. Benstock previously served as Co-President beginning May 1, 1992. Prior to such date, Mr. Benstock served as Executive Vice President of the Company. Mr. Benstock has also been a Director of the Company since 1985.

Alan D. Schwartz has served as President of the Company since October 24, 2003. Mr. Schwartz previously served as Co-President of the Company beginning May 1, 1992. Prior to such date, Mr. Schwartz served as Executive Vice President of the Company. Mr. Schwartz has also served as a Director of the Company since 1981.

Peter Benstock has served as Executive Vice President since February 8, 2002. Before such date, Mr. Benstock served as a Senior Vice President of the Company beginning February 7, 1994. Mr. Benstock has also been a Director of the Company since 1990.

Manuel Gaetan, Ph.D., has been a Director of the Company since November 7, 1991. Dr. Gaetan has served as President and Chief Executive Officer of MGR Enterprises, Inc. since June of 1993. Dr. Gaetan was President of Bobbin Group from August of 1995 until September of 1998 and he served as President and C.E.O. of Bobbin Blenheim, Inc. and was Executive Vice President of Blenheim USA from January of 1990 until August of 1995.

Sidney Kirschner has been a Director of the Company since September 25, 1996. He retired as President and Chief Executive Officer of Northside Hospital, Inc. in August 2004. Prior thereto, he served as Chairman of the Board, President and Chief Executive Officer of National Service Industries, Inc. He also currently serves as a director of Crown Crafts, Inc.

Robin M. Hensley has been a Director of the Company since August 1, 2000. She has served as Business Development Coach of Raising the Bar since May 2004 and previously was President of Personal Construction, LLC since January of 2000. Prior thereto, she was Vice President of Patton Construction from December of 1995 to January 2000.

Paul Mellini has been a Director of the Company since May 7, 2004. Mr. Mellini has been CEO and President of Nature Coast Bank in Citrus County, Florida since March 7, 2005. He was CEO and President of Premier Community Bank of Florida and Premier Community Bank of South Florida from January 2002 until May 2004 and CEO and President of PCB Bancorp Inc. Prior thereto, he was regional president of First Union of the Greater Bay from April 1995 to December 2001.

Arthur Wiener has been a Director of the Company since May 7, 2004. Mr. Wiener retired in February 2004 as Chairman of the Board of Galey & Lord, Inc., a manufacturer of textile products. He had been Chairman since February 1992 and President and Chief Executive Officer of the Company since February 1988. On February 19, 2002, Galey & Lord and each of its domestic subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. The bankruptcy court confirmed Galey & Lord’s Plan of Reorganization on February 10, 2004.

Andrew D. Demott, Jr. has been Senior Vice President, Chief Financial Officer, and Treasurer since February 8, 2002. Formerly, he served as Vice President, Chief Financial Officer and Treasurer beginning June 15, 1998. Mr. Demott served as Secretary from July 31, 1998 through June 14, 2002. Prior to such dates, Mr. Demott served as an Audit Senior Manager with Deloitte & Touche, LLP since September 1995. Prior to that date, Mr. Demott was an Audit Manager with Deloitte & Touche LLP since September 1992.

Richard T. Dawson joined Superior in June 2002 as Corporate Counsel and was subsequently named Corporate Secretary. He was appointed a Vice President in November 2002. Prior to joining Superior, Mr. Dawson was in private practice. Prior to entering private practice and during the previous five years, Mr. Dawson was Vice President, General Counsel and Secretary of JLM Industries, Inc. and of Unisite, Inc.

The following family relationships exist between the Company’s Directors, nominees and executive officers. Michael Benstock and Peter Benstock are sons of Gerald M. Benstock, and Alan D. Schwartz is his son-in-law. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

The Company has adopted a code of ethics that applies to all of its employees and suppliers and to the Officers and Directors of the Company as well, a copy of which was filed as Exhibit 10.4 to the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2003.

DIRECTOR COMMITTEES AND MEETINGS

The Board has Executive, Audit, Compensation, Ethics and Corporate Governance and Nominating Committees. The Board of Directors held four meetings during 2005. In 2005, each incumbent Director attended at least 75% of all meetings of the Board and of each committee for which he/she was a member. The Company expects all members of the Board to attend the Company’s annual meeting of shareholders barring other significant commitments or special circumstances. All of the Company’s Board members attended the Company’s 2005 annual meeting of shareholders.

The current members of the Executive Committee are Messrs. Gerald M. Benstock, Michael Benstock, Alan D. Schwartz, and Peter Benstock.

The Executive Committee is authorized to act in place of the Board of Directors during periods between Board meetings. The Executive Committee did not hold any formal meetings during 2005. The Executive Committee acted by unanimous written consent on twelve occasions during 2005. Each action taken by the Executive Committee pursuant to a unanimous written consent was subsequently reviewed and ratified by the Board of Directors.

The current members of the Audit Committee are Ms. Robin Hensley, Messrs. Sidney Kirschner, Paul Mellini and Arthur C. Wiener. The Audit Committee assists the Board of Directors in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Board of Directors has determined that Messrs. Mellini, Wiener, Mr. Kirschner and Ms. Hensley are independent, as defined in Section 121 (A) of the American Stock Exchange’s listing standards. The Board has also determined that Robin Hensley qualifies as an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. The Audit Committee met six times during 2005. The Board of Directors has adopted an Audit Committee Charter, a copy of which is attached hereto as Exhibit A.

The current members of the Ethics and Corporate Governance Committee are Dr. Manuel Gaetan, Ph.D., and Mr. Sidney Kirschner. The Ethics and Corporate Governance Committee develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company.

The current members of the Compensation Committee are Mr. Sidney Kirschner, Mr. Paul Mellini and Mr. Arthur Wiener. The Compensation Committee’s principal function is to make recommendations to the Board of Directors with respect to compensation of officers and directors. The Compensation Committee met twice during 2005.

The Nominating Committee was formed in 2004 and consists of Dr. Manuel Gaetan, Ph.D., Mr. Sidney Kirschner, Mr. Paul Mellini and Mr. Arthur Wiener. The Nominating Committee held one meeting during 2005. The Nominating Committee identifies qualified individuals to become directors and recommends to the Board, candidates for all directors to be filled by the Board or by shareholders of the Company. The Board of Directors has determined that each member of the Nominating Committee is independent as defined by American Stock Exchange listing standards applicable to nominating committee members. The Nominating Committee Charter is not available on the Company’s website. However, a copy of the Nominating Committee Charter was filed as Exhibit B to the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 29, 2004.

Nominations of Directors

The Board selects the director nominees to stand for election at the Company’s annual meetings of shareholders and to fill vacancies occurring on the Board, based on the recommendations of the Nominating Committee. In recommending nominees to serve as directors, the Nominating Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. However, the Nominating Committee believes the following minimum qualifications must be met by a director nominee to be recommended to the Board:

•	Each director must display high personal and professional ethics, integrity and values.

•	Each director must have the ability to exercise sound business judgment.

•	Each director must be highly accomplished in his or her respective field, with broad experience at the executive and/or policy-making level in business, government, education, technology or public interest.

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

The Board also believes the following qualities or skills are necessary for one or more directors to possess:

•	One or more of the directors generally should be active or former chief executive officers of public or private companies or leaders of major organizations, including commercial, scientific, government, educational and other similar institutions.

•	Directors should be selected so that the Board is a diverse body.

The Nominating Committee will consider recommendations for directorships submitted by shareholders. Recommendations for consideration by the Nominating Committee, including recommendations from shareholders of the Company, should be sent to the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters in writing together with appropriate biographical information concerning each proposed nominee. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominees of the Nominating Committee.

Communications with Board of Directors

Shareholders may communicate with the full Board or individual directors, by submitting such communications in writing to Superior Uniform Group, Inc., Attention: Board of Directors (or the individual director(s)), 10055 Seminole Boulevard, Seminole, FL 33772. Such communications will be delivered directly to the directors.

DIRECTORS’ FEES

Directors who are full-time employees of the Company receive no extra compensation for their services as Directors. The remaining Directors are compensated on the basis of $1,500 quarterly and $1,500 per meeting attended. Directors attending Audit or Compensation Committee meetings on a day other than the day of the Directors’ meeting receive $300 per meeting of such Committee. Beginning in July 2004, the Chairman of the Audit Committee received an additional $500 per quarter in Directors’ fees. Directors are entitled to reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings and committee meetings. In addition, outside Directors are also eligible to receive stock option grants pursuant to Superior’s 2003 Incentive Stock and Awards Plan. During fiscal year 2005, each Director was granted 2,500 stock options under the 2003 Incentive Stock and Awards Plan that were exercisable at a price of $11.55 (the trading price of such stock on the date of grant).

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth, as of the Record Date (except as noted), information as to the beneficial ownership of the Company’s Common Stock by (i) each person known to the Company having beneficial ownership of more than 5% of the Company’s Common stock, (ii) each Director, (iii) each nominee for election as a Director, (iv) each named executive officer identified in the Summary Compensation Table and (v) all Directors and executive officers as a group:

SECURITY OWNERSHIP

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
GERALD M. BENSTOCK 10055 Seminole Boulevard Seminole, Florida 33772	1,641,719	(2)(7)	23.0%

MOCHELLE A. STETTNER 2331 Lehigh Parkway N. Allentown, PA 18130	621,724	(6)	8.7%

ROYCE & ASSOCIATES, LLC 1414 Avenue of the Americas New York, NY 10019	524,000	(5)	7.3%

DIMENSIONAL FUND ADVISORS, INC. 1299 Ocean Avenue Santa Monica, California 90401	481,650	(3)	6.7%

FRANKLIN ADVISORY SERVICES, LLC One Franklin Parkway San Mateo, CA 94403	461,300	(4)	6.4%

MICHAEL BENSTOCK 10055 Seminole Boulevard Seminole, Florida 33772	223,455	(7)	3.1%

ALAN D. SCHWARTZ 10055 Seminole Boulevard Seminole, Florida 33772	206,651	(7)	2.9%

PETER BENSTOCK 10055 Seminole Boulevard Seminole, Florida 33772	191,068	(7)	2.7%

ANDREW D. DEMOTT, JR. 10055 Seminole Boulevard Seminole, Florida 33772	67,350	(7)	0.9%

RICHARD T. DAWSON 10055 Seminole Boulevard Seminole, Florida 33772	21,000	(7)	0.3%

MANUEL GAETAN, PH.D. 10055 Seminole Boulevard Seminole, Florida 33772	16,100	(7)	0.2%

SIDNEY KIRSCHNER 10055 Seminole Boulevard Seminole, Florida 33772	15,000	(7)	0.2%

ROBIN HENSLEY 10055 Seminole Boulevard Seminole, Florida 33772	11,500	(7)	0.2%

PAUL MELLINI 10055 Seminole Boulevard Seminole, Florida 33772	6,000	(7)	0.1%
			0.1%

ARTHUR WIENER 10055 Seminole Boulevard Seminole, Florida 33772	6,000	(7)

All Directors and Executive Officers as a group (11 persons)	2,405,843	(1)(2)(7)	33.6%

(1)	Except as otherwise indicated, all shares are individually held of record with sole voting and investment power or held of record by relative(s) of the named shareholder and the named shareholder has sole or shared voting and investment power.

(2)	Includes 75,240 shares held of record by Mr. Benstock’s wife and 31,576 shares held by a trust in which Mr. Benstock is the trustee and has sole investment power and 1,391,044 shares held by Benstock-Superior Ltd., a limited partnership owned by a trust in which Mr. Benstock is the sole beneficiary and trustee with sole investment power. The trust is the general partner of Benstock-Superior Ltd. Includes 55,184 shares held by Wendy Benstock, daughter, for which Joan Benstock is Guardian and who disclaims beneficial ownership of such securities.

(3)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2006, Dimensional Fund Advisors, Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds”. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.

(4)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005, Franklin Advisory Services, LLC, a registered investment advisor (“Franklin”) is deemed to have beneficial ownership of 461,300 shares. Franklin has sole voting power and sole disposition power for all shares.

(5)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 1, 2006, Royce & Associates, LLC. (“R&A”), an investment advisor, furnishes investment advice to five investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other private funds and separate accounts. These investment companies, private funds and accounts are the “Funds.” In its role as investment advisor or manager, R&A possesses voting and/or investment power over the securities of the issuer described in this schedule that are owned by the Funds. R&A disclaims beneficial ownership of such securities.

(6)	Includes 5,144 shares owned by a Trust of which Mrs. Stettner is a Co-Trustee with two of her adult children, 912 shares held as custodian for children who are now adults, and 2,400 shares owned by Mrs. Stettner’s husband, to which Mrs. Stettner disclaims beneficial ownership.

(7)	The share ownership of the following individuals includes that number of shares underlying stock options following his or her name, which are currently exercisable or exercisable within 60 days of the Record Date, pursuant to the Company’s 2003 and 1993 Incentive and Stock and Awards Plans: Mr. G. M. Benstock – 76,925 shares; Mr. M. Benstock – 76,925 shares; Mr. Schwartz – 69,925 shares; Mr. P. Benstock – 65,925 shares; Mr. Demott – 58,350 shares; Mr. Dawson – 21,000 shares; Dr. Gaetan – 15,000 shares; Mr. Kirschner – 14,000 shares; Ms. Hensley – 10,500 shares; Mr. Mellini – 5,000 shares and Mr. Wiener – 5,000 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 5 were required for them, the Company believes that during its most recently completed fiscal year ended on December 31, 2005, all Section 16(a) reports required to be filed by its officers, directors, and greater than ten percent beneficial owners were timely filed.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table is a summary of the compensation paid or accrued by the Company for the last three fiscal years, for services in all capacities to the Chief Executive Officer and the four other executive officers of the Company who were most highly compensated in the last completed fiscal year.

SUMMARY COMPENSATION TABLE

Annual Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Other Annual Compensation ($) (2)	Long Term Compensation Awards Options (3) (#)	Other Compensation ($) (4) (5)
Gerald M. Benstock, Chairman of the Board	2005 2004 2003	156,000 150,000 201,500	$	— — —	4,600 11,750 11,750	20,000 shares 12,000 shares 16,400 shares	302,567 301,749 300,930

Michael Benstock, Chief Executive Officer	2005 2004 2003	306,000 285,000 278,000		— — —	735 735 735	20,000 shares 12,000 shares 16,400 shares	12,384 10,250 10,200

Alan D. Schwartz, President	2005 2004 2003	291,000 285,000 278,000		— — —	735 735 735	16,000 shares 12,000 shares 16,400 shares	12,384 10,250 10,200

Peter Benstock, Executive Vice President	2005 2004 2003	243,930 226,600 220,000		— — —	735 735 735	14,000 shares 12,000 shares 16,400 shares	12,384 10,250 10,200

Andrew D. Demott, Jr., Senior Vice President & CFO	2005 2004 2003	192,300 180,000 174,000		— — —	735 735 735	12,000 shares 10,000 shares 16,400 shares	12,207 10,000 10,190

(1)	Cash bonus payments pursuant to an officers bonus pool as determined by the Compensation Committee and described further in the Report of the Compensation Committee beginning on page 12 of the Proxy Statement.

(2)	Automobile allowance provided to executive officers.

(3)	Options granted in 2003 were for a period of five years expiring on January 30, 2008 issued under the Company’s 1993 Incentive Stock Option Plan. Options granted in 2003, 2004 and 2005 were for a period of five years expiring on May 1, 2008, February 5, 2009,and February 2, 2010, respectively, issued under the Superior Uniform Group 2003 Incentive Stock and Awards Plan.

(4)	The amounts for Mr. G. Benstock in 2003, 2004 and 2005 include $292,730, $293,549 and $292,283, respectively, for annual premiums paid by the Company for split dollar life insurance policies for Mr. Benstock. See “Certain Transactions —Split Dollar Life Insurance Agreements.”

(5)

The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The amounts shown in this column include the following: Matching contributions on 401(k)deferrals in 2005, 2004, and 2003, in the amounts of $2,100, $2,050, and $2,000 for Mr. M. Benstock; $2,100, $2,050, and $2,000, for Mr. Schwartz; $2,100, $2,050, and $2,000, for Mr. P. Benstock and $1,923, $1,800, and $1,990, for Mr. Demott. Insurance premiums in 2005 of $10,284 and $8,200 for 2004 and 2003, respectively, for each of Mr. G. Benstock, Mr. M. Benstock, Mr. Schwartz, Mr. P. Benstock and for Mr. Demott for a

Supplemental Medical Plan, which is a fully insured hospital and medical expense reimbursement plan covering certain key management employees and their dependents. The plan provides coverage for 100% of medical expenses incurred (with certain limited exceptions) up to $100,000 per covered employee in any one year, provided that the expenses are not covered by the Company’s group health insurance plan, which is available to all salaried employees of the Company.

Option Grants During the Fiscal Year Ended December 31, 2005

The following table details stock option grants made by the Company to the executive officers named in the Summary Compensation Table.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Individual Grants (a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	# of Securities Underlying Options Granted (#)(2)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh.)	Expiration Date	5%($)	10%($)
Gerald M. Benstock	20,000	7.6	14.95	02/03/2010	377,779	476,711
Michael Benstock	20,000	7.6	14.95	02/03/2010	377,779	476,711
Alan Schwartz	16,000	6.1	14.95	02/03/2010	302,223	381,369
Peter Benstock	14,000	5.3	14.95	02/03/2010	264,446	333,698
Andrew D. Demott, Jr.	12,000	4.6	14.95	02/03/2010	226,668	286,027

(1)	Based on five year option term and annual compounding at the rates indicated. The 5% and 10% calculations are set forth in compliance with the Securities and Exchange Commission rules. The Company does not necessarily believe that the appreciation calculations in compliance with the rules are indicative of future stock option values.

(2)	The grants described in this column were granted by the Company in 2005 pursuant to the Company’s 2003 Incentive Stock and Awards Plan. The executive officers are considered for stock option grants by the Compensation Committee on the same basis as all other employees of the Company. The grants are exercisable on the date of grant and expire on February 3, 2010.

Option Exercises and Fiscal Year-End Values

The following table sets forth all stock options exercised by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2005, and the number and value of unexercised options held by such executive officers at fiscal year end.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at FY-End (#) Exercisable	Value of Unexercised In-the-Money Options at FY-End ($)(1) Exercisable
Gerald M. Benstock	—	—	70,675	10,575
Michael Benstock	—	—	70,675	28,456
Alan Schwartz	—	—	66,675	28,456
Peter Benstock	—	—	64,675	28,456
Andrew D. Demott, Jr.	—	—	56,350	22,463

(1)	At fiscal year end December 31, 2005, the closing stock price was $10.25 per share on the American Stock Exchange. The numbers shown reflect the value of unexercised options accumulated between 2001 and 2005. The stock options described are options granted under the Company’s 1993 Stock Option Plan and the 2003 Incentive Stock and Awards Plan.

Superior Retirement Plans

Since 1942, the Company has had a retirement plan (the “Basic Plan”) which has been qualified under the Internal Revenue Code. The Basic Plan is a “defined benefit” plan, with benefits normally beginning at age 65, is non-contributory by an employee, and the Company’s contributions are not allocated to the account of any particular employee. All employees of the Company (except employees included in a retirement plan negotiated as part of a union contract) are eligible to participate in the Basic Plan. The Company also commenced effective November 1, 1994, the Superior Uniform Group, Inc. Supplemental Pension Plan (the “Supplemental Plan”) available to certain eligible employees of the Company. Retirement benefits available under the Supplemental Plan are based on the same provisions as in the qualified plan but ignore the salary limitations imposed by the Internal Revenue Service ($210,000 in 2005). Accordingly, all eligible employees, regardless of earnings, will receive exactly the same formula distribution upon retirement. The following table shows estimated annual retirement benefits for the Basic Plan and Supplemental Plan (the “Plan”) combined, which are payable to employees of the Company upon retirement in specified compensation and years of service classifications.

PENSION PLAN TABLE

	TOTAL YEARS OF SERVICE AT RETIREMENT AGE (SSRA IN 2011)
Remuneration 2006	10	15	20	25
$125,000	$12,664	$18,995	$25,327	$31,659
150,000	$15,914	$23,870	$31,827	$39,784
175,000	$19,164	$28,745	$38,327	$47,909
200,000	$22,414	$33,620	$44,827	$56,034
250,000	$28,914	$43,370	$57,827	$72,284
300,000	$35,414	$53,120	$70,827	$88,534
350,000	$41,914	$62,870	$83,827	$104,784
400,000	$48,414	$72,620	$96,827	$121,034
450,000	$54,914	$82,370	$109,827	$137,284
500,000	$61,414	$92,120	$122,827	$153,534

The above table shows a projected annual single life annuity with annual retirement benefits which would accrue for various periods of employment at various compensation levels, assuming constant earnings in all future years, continuous employment until age 65, and a change in the 2005 Covered Compensation Level to $59,774. The Plan provides benefits based on years of service and earnings above and below the covered Compensation Base. The normal monthly retirement benefit is 17.5% of an employee’s average monthly compensation during the highest paid five years of the ten years immediately preceding retirement up to his Covered Compensation Base plus 32.5% of such average monthly compensation in excess of his Covered Compensation Base, reduced in the event such employee has less than 25 years of service. An employee’s compensation includes overtime pay, commissions and any bonus received and therefore includes executive officers compensation as described in Salary and Bonus in the Summary Compensation Table shown above. There is no offset in retirement benefits for Social Security benefits or other retirement plans or statutory benefits. Of the five most highly compensated executive officers, Mr. G. Benstock, Mr. M. Benstock and Mr. Schwartz have the maximum years of service credited and Mr. P. Benstock and Mr. Demott have 23 years and 7 years of service respectively credited under the Plan. The Basic Plan was amended as of November 1, 1989. Prior to the amendment, the Basic Plan provided benefits based on years of service and earnings in excess of the Covered Compensation Base (the wage bases on which maximum Social Security taxes are payable). Benefits accrued to November 1, 1989, under the Basic Plan prior to the recent amendment would be paid, if higher than the sums set forth above.

The following sections regarding “Report of the Compensation Committee”, “Report of the Audit Committee” and the “Performance Graph” are not deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A under the Securities Exchange Act of 1934, or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following report was prepared by independent Directors Sidney Kirschner, Paul Mellini and Arthur Wiener, as the members of the Company’s Compensation Committee:

Annual compensation for the executive officers of the Company is determined by the Compensation Committee of the Company. Stock option grants will be made pursuant to the Company’s 2003 Incentive Stock and Awards Plan, at the discretion of the Compensation Committee, to the Company’s officers and other key employees. The usual components of the annual compensation paid to all of the Company’s executive officers are (i) base salary; (ii) a cash bonus awarded pursuant to an informal bonus pool arrangement for Company officers as established by the Compensation Committee; (iii) allocations of contributions made by the Company to the respective accounts of the executive officers under its pension plans; (iv) matching contributions under the Company’s 401(k) plan; (v) stock option grants awarded by the Compensation Committee; (vi) a car allowance; and (vii) for the Chairman of the Board of Directors, insurance premiums pursuant to the Split Dollar Insurance arrangement described in the Certain Transactions section of this Proxy Statement. Each of these components of annual compensation are determined based upon a variety of factors, most of which are subjective.

The base salaries of the Chief Executive Officer and all other executive officers of the Company are determined each year by the Compensation Committee based on factors and criteria consisting of comparison of similarly situated officers of similar companies, comparison of similarly situated officers of companies of similar size in the locale of the Company, years of service, assigned responsibilities, individual performance, growth of the Company, profitability of the Company and increases in the cost of living. In this context, each year the Compensation Committee determines, after consultation with the Chief Executive Officer and other executive officers, an overall goal by which the aggregate amount of base salary increases for all employees of the Company, including the Chief Executive Officer and all other executive officers are not generally exceeded. Within such overall goal, individual allocations are then made within each department of the Company such that the aggregate base salaries paid to each member of that department generally comply with the target levels for that department. Generally, the same allocations within the same overall goal is made by the Compensation Committee with respect to the Chief Executive Officer and the other executive officers of the Company.

During the first quarter of each fiscal year of the Company, the Compensation Committee establishes the guidelines for an informal bonus pool in which the Chief Executive Officer, all executive officers and all staff vice presidents are entitled to participate with a bonus, based upon varying percentages of the base salaries of all executive officers and all staff vice presidents of the Company, linked to annual earnings per share on a graduated basis. Individual allocations are then made by the Compensation Committee with respect to all executive officers of the Company, including the Chief Executive Officer. Criteria and factors for the individual allocations are based on responsibilities, individual performance and direct and indirect contribution to the profitability of the Company.

Inasmuch as each of the Company’s pension plans cover all full-time employees (as defined in the Plan) of the Company, awards to all the executive officers under such plan are made on the same basis as are awards of all other participants.

Stock option grants to all executive officers and other key employees of the Company, including the Chief Executive Officer, are made at the discretion of the Compensation Committee pursuant to the Company’s Stock Option Plan. Factors and criteria used by the Compensation Committee in the award of stock options included individual responsibilities, individual productivity, individual performance, direct and indirect contribution to the profitability of the Company. Any benefits derived from each stock option granted under the Stock Option Plan is directly attributable to any future increase in the value of the Company’s common stock.

During 2005, the Chief Executive Officer received an annual base salary of $306,000, which the Committee believes is reasonable and competitive compared to peer company CEOs. In addition, the Chief Executive Officer received stock appreciation rights for 20,000 shares of the Company’s common stock pursuant to its 2003 Stock Incentive Plan.

In early 2005, the Compensation Committee and the Board reviewed Mr. Benstock’s goals for 2005. In February 2006, the Board reviewed Mr. Benstock’s performance against those goals using 2005 results. We decided on the above base compensation and stock option awards, after considering input by the full Board. A portion of Mr.Benstock’s incentive was determined by the Company’s meeting pre-established targets under the annual plan. We then determined the personal performance factor and the number of stock appreciation rights.

BY: Sidney Kirschner, Paul Mellini and Arthur Wiener

STOCK PERFORMANCE GRAPH

COMPARISON OF FIVE YEAR CUMULATIVE RETURN* AMONG SUPERIOR UNIFORM GROUP, INC., S&P 500 INDEX AND S&P APPAREL ACCESSORIES & LUXURY GOODS INDEX**

The following graph, based on data provided by Standard & Poor, shows changes in the value of $100 invested on December 31, 2000 of: (a) shares of Company common stock;

(b) the S&P 500 Index; and (c) the S&P 500 Apparel, Accessories & Luxury Goods Index. Total shareholder returns from each investment can be calculated from the year-end investment values shown in the table above the graph provided below.

	Base Period Dec00	INDEXED RETURNS Years Ending
Company / Index		Dec01	Dec02	Dec03	Dec04	Dec05
SUPERIOR UNIFORM GROUP INC	100	118.14	169.99	235.51	221.93	158.64
S&P 500 INDEX	100	88.11	68.64	88.33	97.94	102.75
S&P 500 APPAREL, ACCESSORIES & LUXURY GOODS	100	113.23	104.47	118.26	151.83	156.81

*	Total return assumes reinvestment of dividends.

**	Fiscal year ending December 31st.

Note: The stock price performance shown on the graph above is not necessarily indicative of future price performance.

CERTAIN TRANSACTIONS

Director and Officer Liability Insurance

As authorized by Section 607.0850(12) of the Florida Business Corporation Act, the Company maintains insurance to indemnify it and its Directors and officers from certain liabilities to the extent permitted by law; such insurance is in the face amount of $10,000,000 with Federal Insurance Company, under contract dated August 27, 2005 at an annual premium of $100,000. No sums have been paid or sought under any such indemnification insurance.

Split Dollar Life Insurance Agreements

In 1991, the Company entered into a split dollar life insurance agreement with the Benstock Family Insurance Trust, of which Michael Benstock and Alan Schwartz serve as trustees. The Company previously advanced sums to the trust to be used to pay the premiums on a life insurance policy obtained from Phoenix Home Life Mutual Insurance in the amount of $10 million on the lives of Gerald M. Benstock and M. Joan Benstock, his spouse. In 1993, an additional policy in the amount of $2 million on the life of Gerald Benstock was added to the trust. Under the terms of the agreement, the Company is obligated to advance that portion of the premium relating to Mr. Benstock, individually, as long as such premiums are payable under the policy. The Benstock Family Insurance Trust assigned to the Company a security interest in the cash value and death benefit of each policy equal to the amount of the cumulative premium payments made by us. Advances are repayable only upon (1) the death of the survivor of Mr. Benstock and his spouse, (2) the surrender of the policies by the trust, or (3) the termination of the agreement before the death of Mr. Benstock and his spouse. The total premiums paid by us during 2005 were $292,283. The purpose of this arrangement is to protect the Company from the possibility of a large block of its common stock being offered for sale on the open market to the potential detriment of the Company’s stock price in the event of the unexpected death of one of the principals. In the event of death, the proceeds of the policies would be used to pay the estate taxes on Mr. Benstock’s estate, thereby decreasing the likelihood that his estate would find it necessary to sell large blocks of stock in a short period of time to pay such taxes.

These insurance policies were substantially restructured in January 2003 such that the Company is the beneficiary of the proceeds of the life insurance policies on the life of Gerald M. Benstock in an amount equal to the greater of the premiums paid on each such policy or the cash surrender value of each such policy. The Company now owns the cash value of each policy. In March of 2003, the Company remitted approximately $53,000 to the trust for the excess of the cash surrender value over the amount of premiums paid by the Company.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee serves to assist the Board in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The members of the Audit Committee meet the independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission.

The Company’s management has primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and its financial reporting process. The Company’s independent auditing firm, Grant Thornton LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and oversee these processes. In connection with these responsibilities, the Audit Committee reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with the Company’s management.

2. The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as amended by Statement on Auditing Standards No. 90 (communications with audit committees).

3. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with Grant Thornton LLP its independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the financial statements be approved for inclusion in the Annual Report on Form 10-K for the period ended December 31, 2005 for filing with the Securities and Exchange Commission.

BY: Robin Hensley, Sidney Kirschner, Paul Mellini and Arthur Wiener

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal 2)

Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its long-standing practice of recommending that the Board ask the shareholders, at their annual meeting, to ratify their appointment of the independent auditors. The Audit Committee has appointed Grant Thornton LLP, independent certified public accountants, to audit the financial statements of the Company for the year ending December 31, 2006.

The Company expects representatives of Grant Thornton LLP to be present at and available to respond to appropriate questions at the Meeting. Representatives of Grant Thornton LLP will have the opportunity to make a statement if they so desire.

Shareholder ratification of the Company’s independent certified public accountants is not required by the Company’s Bylaws or otherwise. The Audit Committee and the Board of Directors has elected to seek such ratification as a matter of good corporate practice. If the shareholders do not ratify this appointment, the Audit Committee will consider the appointment of other auditors.

Audit Fees and All Other Fees

The following table sets forth information regarding fees paid by the Company to Grant Thornton LLP during 2005 and 2004:

	2005	2004
Audit Fees(1)	$409,159	$369,292
Tax Fees(1)	7,080	—

Total Fees	$416,239	$369,292

(1)	Fees for audit services include fees associated with the annual audit and the audit of internal control over financial reporting in 2005 and 2004 and the reviews of the Company’s quarterly reports on Form 10-Q. Tax fees for 2005 include fees for the review of the Company’s Federal tax return. There were no other fees paid to Grant Thornton LLP during 2005.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has concluded that Grant Thornton LLP’s provision of the audit and permitted non-audit services described above is compatible with maintaining Grant Thornton LLP’s independence. The Audit Committee pre-approved all of such services. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent auditors. Pursuant to these policies and procedures, the Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management.

OTHER BUSINESS

Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote or refrain from voting the shares represented thereby in accordance with their best judgment on such matters after consultation with the Board of Directors.

SHAREHOLDER PROPOSALS FOR

PRESENTATION AT THE 2007 ANNUAL MEETING

If a qualified shareholder desires to present a proposal for action at the annual meeting of shareholders to be held in 2007, and such proposal conforms to the rules and regulations of the Securities and Exchange Commission and is in accordance with other federal laws as well as the laws of the State of Florida, such proposal must be received by the Company by December 1, 2006, to be included in the Company’s Proxy Statement and proxy for such 2007 meeting (unless the date of the 2007 annual meeting is not held within 30 days of May 4, 2007, in which case the deadline will be a reasonable time before we begin to print and mail the proxy material for the 2007 annual meeting of shareholders). In addition, the proxy solicited by the Board for the 2007 annual meeting will confer discretionary authority on the persons named in such Proxy to vote on any shareholder proposal presented at that meeting if the Company receives notice of such proposal later than February 14, 2007, without the matter having been discussed in such Proxy.

By Order of the Board of Directors

/s/ Richard T. Dawson
RICHARD T. DAWSON
Secretary
Dated: March 31, 2006

EXHIBIT A

SUPERIOR UNIFORM GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Superior Uniform Group, Inc. (the “Corporation”). The purpose of the Committee is to assist the Board in fulfilling the Board’s oversight responsibilities by:

•	reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public;

•	overseeing the Corporation’s systems of disclosure controls and internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and

•	overseeing the Corporation’s auditing, accounting and financial reporting processes generally.

The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	appoint the Corporation’s independent auditors and determine their compensation;

•	review, evaluate and oversee the audit efforts of the Corporation’s outside auditor;

•	provide an open avenue of communication among the outside auditor, financial and senior management, and the Board;

•	encourage continuous improvement of, and foster adherence to, the Corporation’s policies, procedures and practices at all levels;

•	oversee and ensure the integrity of the Corporation’s financial statements, the independent auditor’s qualifications and independence; and

•	prepare the Audit Committee Report required to be included in the Corporation’s annual proxy or information statement.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section V of this Charter.

II.	AUTHORITY

The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to fully execute its duties and responsibilities. The Corporation shall provide appropriate funding, as determined by the Committee, as compensation for (1) the independent auditor who has been engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (2) any advisors employed by the Audit Committee, and (3) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

III.	COMPOSITION

The Committee shall consist of at least three directors, as determined annually by the Board, each of whom shall meet the independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission (the “Commission”), and each of whom shall be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee. No member of the Committee may serve on the audit committees of more than three public companies unless the Board determines that such service does not, and will not, impair the member’s ability to effectively serve on the Committee and discloses the determination in the Corporation’s annual proxy statement. All members of the Committee shall be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. The Board of Directors shall appoint at least one member of the Committee who is deemed an “audit committee financial expert” as defined by the Commission and demonstrates “financial sophistication”, defined in Section 121(B)(2) of the American Stock Exchange Company Guide, as such rules are in effect from time to time. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV.	MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The secretary of the Committee shall maintain minutes or other records of meetings and activities of the Committee in accordance with Florida law and the Corporation’s By-laws. As part of its job to foster open communication, the Committee should meet periodically and at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately. In addition, the Committee (or at least its Chair) should meet quarterly with the independent auditor and management to discuss the annual audited financial statements and the quarterly financial statements, including the Corporation’s disclosure to be included under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary.

V.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

A.	Documents/Reports Accounting Information Review

(1) Review this Charter at least annually or as conditions otherwise dictate, and recommend to the Board of Directors any necessary amendments.

(2) Review and discuss with management the Corporation’s annual audited financial statements to be included in the Corporation’s Annual Report on Form 10-K and annual report to shareholders and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants, and management certifications required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) prior to the filing or distribution thereof. As part of the review process, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

(3) Review with financial management and the outside auditors each of the Corporation’s Quarterly Reports on Form 10-Q prior to its filing or prior to the release of earnings for the fiscal quarter covered by the Form 10-Q.

(4) Review earnings press releases with management, paying particular attention to any use of pro-forma or adjusted non-GAAP information.

(5) Discuss with management, financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the kinds of information to be disclosed and the types of presentation to be made).

(6) Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU Section 380), as in effect from time to time.

B.	Independent Auditor

(1) Appoint, retain, compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Committee. The Committee shall oversee the resolution of the disagreements between management and the independent auditors in the event that they arise. The Committee will review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed.

(2) Review with the independent auditor any problems or difficulties and management’s response and hold timely discussions with the independent auditors regarding the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management including, but not limited to, the management letters and schedule of unadjusted differences.

(3) At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality control procedures;

•	Any material issues raised by the most recent internal quality-control review, any peer review, or any inquiry or investigation by governmental or professional authorities, within the preceding five fiscal years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

•	all relationships between the independent auditor and the Corporation (to assess the auditor’s independence);

•	any audit problems or difficulties encountered in the course of the audit work, including any restrictions on scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management and management’s response to all such difficulties;

•	analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements of the Corporation.

(4) Review and preapprove both audit and nonaudit services to be provided by the independent auditor, subject to any de miminis exception that may be provided by applicable laws or regulations. This duty may be delegated to one or more designated members of the audit committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

(5) Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

(6) Ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Corporation; actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the independence of the independent auditor; and recommend that the Board take appropriate action to oversee the independence of the auditor.

(7) Periodically consult with the independent auditor out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

(8) Ensure the rotation of the lead audit partner, the concurring audit review partner, the client service partner and other “line” partners directly involved in the performance of the audit for the Corporation, as required by applicable law or regulation.

C.	Financial Reporting Processes

(1) In consultation with the outside auditor review the integrity of the Corporation’s financial reporting processes, both internal and external, and the internal control structure (including disclosure controls).

(2) Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies.

(3) Review analyses prepared by management (and the independent auditor) setting forth financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(4) Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

(5) Review and approve all related-party transactions as defined by applicable rules and regulations of the American Stock Exchange and the Securities and Exchange Commission.

(6) Establish and implement procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters, including procedures for employees’ anonymous submissions of concerns.

D.	Ethical and Legal Compliance

(1) Establish, review and update periodically a Code of Ethical Conduct that complies with all applicable rules and regulations, and ensure that management has established a system to enforce this Code.

(2) Review management’s monitoring of the Corporation’s compliance with this Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

(3) Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

(4) Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

(5) Discuss policies with respect to risk assessment and risk management. Such discussions should include the Corporation’s major financial and accounting risk exposures and the steps management has undertaken to control them.

(6) Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

(7) Make regular reports to the Board and prepare the report of the Committee required under Item 306 of the SEC’s Regulation S-K to be included in the Corporation’s annual proxy or information statement stating whether the Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61 (“SAS 61”);

•	received the written disclosures from the auditor relating to its independence required by Independence Standards Board Standard No. 1; and

•	recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K.

(8) Annually, perform a self-assessment relative to the Committee’s purpose, duties and responsibilities outlined herein.

(9) Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

VI.	LIMITATION ON COMMITTEE’S ROLE

While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are of oversight in nature. The primary responsibility for the Corporation’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Corporation’s independent auditors are responsible for auditing the Corporation’s financial statements. It is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities or other problems respecting the Corporation’s financial reporting, disclosure controls and procedures and internal controls and procedures.

SUPERIOR UNIFORM GROUP, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2006

The undersigned shareholder appoints MICHAEL BENSTOCK, and ALAN D. SCHWARTZ, or any one of them, as proxies with full power of substitution and resubstitution, to vote the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of the Company on May 5, 2006, at 10 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting included herewith.

ANNUAL MEETING OF SHAREHOLDERS OF

SUPERIOR UNIFORM GROUP, INC.

May 5, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

WITHOUT OTHERWISE LIMITING THE GENERAL AUTHORIZATION GIVEN HEREBY, THE PROXY IS INSTRUCTED TO VOTE AS FOLLOWS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
Proposal 1. To elect nine Directors as set forth in the Proxy Statement:				Proposal 2. To ratify the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending. December 31, 2006	☐	☐	☐
NOMINEES:

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O O O O O O O O O	Gerald M. Benstock Michael Benstock Alan D. Schwartz Peter Benstock Manuel Gaetan Sidney Kirschner Robin Hensley Paul Mellini Arthur Wiener	THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

			Please check box if you plan to attend the Annual Meeting of Shareholders.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.